UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2009

                           GREENE COUNTY BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Federal                          0-25165                     14-1809721
------------------------------  ------------------------    -------------------
(State or Other Jurisdiction    (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


302 Main Street, Catskill, New York                     12414
-----------------------------------                   ---------
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
           ------------------------

     On October 24, 2009, Greene County Bancorp, Inc. (the "Company") will utilize a slideshow at its 2009 Annual Meeting of Stockholders, which slideshow will discuss the Company's financial performance and business strategies. The text of the slideshow will be available at approximately 3:00 p.m. on the Company's website beginning October 26, 2009. The website address is www.tbogc.com, and the slideshow can be found by following the links for "Annual Meeting Slide Show", then "Investor Relations", then "Documents."

Item 9.01.  Financial Statements and Exhibits.

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Not Applicable.

          (d) Exhibits: None

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    GREENE COUNTY BANCORP, INC.


DATE:  October 23, 2009           By: /s/ Donald E. Gibson
                                      -----------------------------------------
                                      Donald E. Gibson
                                      President and Chief Executive Officer